Commitments And Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies

NOTE 14: COMMITMENTS AND CONTINGENCIES

PG&E Corporation and the Utility have significant contingencies arising from their operations, including contingencies related to natural gas matters and environmental remediation.  The Utility also has substantial financial commitments in connection with agreements entered into to support its operating activities.  PG&E Corporation also has financial commitments described under “Other Commitments” below.

Natural Gas Matters

On September 9, 2010, a natural gas transmission pipeline owned and operated by the Utility ruptured in San Bruno, California.  The ensuing explosion and fire resulted in the deaths of eight people, numerous personal injuries, and extensive property damage.  PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows have been materiality affected by the costs the Utility has incurred related to the ongoing regulatory proceedings, investigations, and civil lawsuits that commenced following the San Bruno accident.

Pending CPUC Investigations

There are three CPUC investigative enforcement proceedings pending against the Utility that relate to (1) the Utility's safety recordkeeping for its natural gas transmission system, (2) the Utility's operation of its natural gas transmission pipeline system in or near locations of higher population density, and (3) the Utility's pipeline installation, integrity management, recordkeeping and other operational practices, and other events or courses of conduct, that could have led to or contributed to the San Bruno accident.

The SED has issued investigative reports and briefs in each of these investigations alleging that the Utility committed numerous violations of applicable laws and regulations.  In July 2013, the SED recommended that the CPUC impose what the SED characterizes as a penalty of $2.25 billion on the Utility, allocated as follows:  (1) $300 million as a fine to the State General Fund, (2) $435 million for a portion of costs related to the Utility's PSEP that were previously disallowed by the CPUC and funded by shareholders, and (3) $1.515 billion to perform PSEP work that was previously approved by the CPUC, implement operational remedies, and for future costs.  (See “Disallowed Capital Costs” below.)  Other parties, including the City of San Bruno, TURN, the CPUC's ORA, and the City and County of San Francisco, have recommended total penalties of at least $2.25 billion, including fines payable to the State General Fund of differing amounts.

The ALJs who oversee the investigations are expected to issue one or more presiding officers' decisions to address the violations that they have determined the Utility committed and to impose penalties.  It is uncertain when the decisions will be issued.  Based on the CPUC's rules, the presiding officer's decisions would become the final decisions of the CPUC 30 days after issuance unless the Utility or another party filed an appeal with the CPUC, or a CPUC commissioner requested that the CPUC review the decision, within such time.  If an appeal or review request is filed, other parties would have 15 days to provide comments but the CPUC could act before considering any comments.

At December 31, 2013, the Consolidated Balance Sheets included an accrual of $200 million in other current liabilities for the minimum amount of fines deemed probable that the Utility will pay to the State General Fund.  The Utility is unable to make a better estimate due to the many variables that could affect the final outcome, including how the total number and duration of violations will be determined; how the various penalty recommendations made by the SED and other parties will be considered; how the financial and tax impact of unrecoverable costs the Utility has incurred, and will continue to incur, to improve the safety and reliability of its pipeline system, will be considered; whether the Utility's costs to perform any required remedial actions will be considered; and how the CPUC will respond to public pressure.  Future changes in these estimates or the assumptions on which they are based could have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.  The CPUC may impose fines on the Utility that are materially higher than the amount accrued and may disallow PSEP costs that were previously authorized for recovery or other future costs.  Disallowed capital investments would be charged to net income in the period in which the CPUC orders such a disallowance.  See “Disallowed Capital Costs” below.  Future disallowed expense and capital costs would be charged to net income in the period incurred.

Other CPUC Enforcement Matters

PG&E Corporation and the Utility are unable to estimate the amount or range of reasonably possible losses that may be incurred in connection with the following matters.

Gas Safety Citation Program.  The Utility and other California gas corporations are required to provide notice to the SED of any self-identified or self-corrected violations of certain state and federal regulations that relate to the safety of their natural gas facilities and operating practices.  The SED is authorized to issue citations and impose fines for self-identified or self-corrected violations and for violations that the SED identifies through its periodic audits of the Utility's operations or otherwise.  The SED can exercise its discretion in determining whether to impose fines and the amount of such fines, or whether to take other enforcement action, based on the totality of the circumstances.  The SED can consider such factors as the severity of the safety risk associated with each violation; the number and duration of the violations; whether the violation was self-reported, and whether corrective actions were taken.  In January 2012, the SED imposed fines of $16.8 million on the Utility for self-reported failure to perform certain leak surveys and in 2013 the SED imposed fines ranging from $50,000 to $8.1 million for self-reported violations.  The Utility has filed over 50 self-reports with the SED, plus additional follow-up reports, that the SED has not yet addressed.  The SED is expected to impose fines or take enforcement action with respect to some of these self-reports.

Natural Gas Transmission Pipeline Rights-of-Way.  In 2012, the Utility notified the CPUC and the SED that it is undertaking a system-wide effort to survey its transmission pipelines and identify and remove encroachments (such as building structures and vegetation overgrowth) from pipeline rights-of-way over a multi-year period.  The SED could impose fines on the Utility or take other enforcement action in connection with this matter.

Orders to Show Cause.  In August 2013, the CPUC issued two OSCs related to a document submitted by the Utility on July 3, 2013 as “errata” to correct information about some segments in Lines 101 and 147 (two of the Utility's natural gas transmission pipelines that serve the San Francisco peninsula) that had been previously provided to the CPUC in October 2011 to allow the Utility to restore operating pressure on these pipelines.  On December 19, 2013, the CPUC issued a decision to impose fines of approximately $14 million on the Utility in connection with the errata submission, finding that the Utility violated CPUC rules that prohibit any person from misleading the CPUC.  The Utility recorded this amount as an expense for 2013.  On January 23, 2014, the Utility filed an application for the rehearing of this decision, arguing that it is erroneous in several respects.  It is uncertain when the CPUC will issue a decision on the other OSC that directed the Utility to show cause why all orders issued by the CPUC to authorize increased operating pressure on the Utility's gas transmission pipelines should not be immediately suspended pending competent demonstration that the Utility's natural gas system records are reliable.  Briefing on this OSC was completed on January 31, 2014.

Disallowed Capital Costs

In 2011, the CPUC ordered all natural gas operators in California to submit proposed plans to modernize and upgrade their natural gas transmission systems as well as associated cost forecasts and ratemaking proposals.  In December 2012, the CPUC approved most of the projects proposed in the Utility's PSEP application that was filed in August 2011, but disallowed the Utility's request for rate recovery of a significant portion of costs the Utility forecasted it would incur through 2014.  In October 2013, the Utility updated its PSEP application to present the results of its completed search and review of records relating to validation of operating pressure for all of the approximately 6,750 miles of the Utility's natural gas transmission pipelines.  The Utility requested that the CPUC approve changes to the scope and prioritization of PSEP work, including deferring some projects to after 2014 and accelerating other projects, and that the CPUC adjust authorized revenue requirements to reflect these changes.  The Utility has requested that the CPUC issue a final decision by August 2014.

At December 31, 2013, the Utility has recorded cumulative charges of $549 million for PSEP capital costs that are expected to exceed the amount to be recovered.  The Utility has requested that the CPUC authorize capital costs of $766 million under the PSEP, reflecting the proposed changes in the PSEP update application.  Of this amount, approximately $280 million is recorded in Property, Plant, and Equipment on the Consolidated Balance Sheets at December 31, 2013.  The Utility could record additional charges to the extent PSEP capital costs are higher than currently expected, or if additional capital costs are disallowed by the CPUC.  The Utility's ability to recover PSEP capital costs also could be affected by the final decisions to be issued in the CPUC's pending investigations discussed above.

Criminal Investigation

In June 2011, the U.S. Department of Justice, the California Attorney General's Office, and the San Mateo County District Attorney's Office began an investigation of the San Bruno accident and indicated that the Utility is a target of the investigation.  Although the San Mateo County District Attorney's Office has publicly indicated that it will not pursue state criminal charges, the U.S. Department of Justice may still bring criminal charges, including charges based on claims that the Utility violated the federal Pipeline Safety Act, against PG&E Corporation or the Utility.  It is uncertain whether any criminal charges will be brought against any of PG&E Corporation's or the Utility's current or former employees.  The Utility is continuing to cooperate with federal investigators.  PG&E Corporation and the Utility are unable to estimate the amount or range of reasonably possible losses associated with any civil or criminal penalties that could be imposed and such penalties could have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, and cash flows.  In addition, the Utility's business or operations could be negatively affected by any remedial measures that the Utility may undertake, such as operating its natural gas transmission business subject to the supervision and oversight of an independent monitor.

Third-Party Liability Claims

The Utility has settled the claims of substantially all of the remaining plaintiffs who sought compensation for personal injury and property damage, and other relief, including punitive damages, following the San Bruno accident.  (Approximately 165 lawsuits on behalf of approximately 525 plaintiffs have been filed against the Utility.)  At December 31, 2013, the Utility has recorded cumulative charges of $565 million as its best estimate of probable loss for third-party claims related to the San Bruno accident and has made cumulative payments of $520 million for settlements.  In addition, the Utility has incurred cumulative expenses of $86 million for associated legal costs.  The Utility's liability for third-party claims is included in other current liabilities in the Consolidated Balance Sheets and totaled $45 million at December 31, 2013 and $146 million at December 31, 2012.

The aggregate amount of insurance coverage for third-party liability attributable to the San Bruno accident is approximately $992 million in excess of a $10 million deductible.  Through December 31, 2013, the Utility has recognized cumulative insurance recoveries of $354 million for third-party claims and associated legal costs.  These amounts were recorded as a reduction to operating and maintenance expense in the Consolidated Statements of Income.  Although the Utility believes that a significant portion of costs incurred for third-party claims (and associated legal costs) relating to the San Bruno accident will ultimately be recovered through its insurance, it is unable to predict the amount and timing of additional insurance recoveries.

Class Action Complaint

On August 23, 2012, a complaint was filed in the San Francisco Superior Court against PG&E Corporation and the Utility (and other unnamed defendants) by individuals who seek certification of a class consisting of all California residents who were customers of the Utility between 1997 and 2010, with certain exceptions.  The plaintiffs allege that the Utility collected more than $100 million in customer rates from 1997 through 2010 for the purpose of various safety measures and operations projects but instead used the funds for general corporate purposes such as executive compensation and bonuses.  The plaintiffs allege that PG&E Corporation and the Utility engaged in unfair business practices in violation of California state law.  The plaintiffs seek restitution and disgorgement, as well as compensatory and punitive damages.

PG&E Corporation and the Utility contest the plaintiffs' allegations.  On May 23, 2013, the court granted PG&E Corporation's and the Utility's request to dismiss the complaint on the grounds that the CPUC has exclusive jurisdiction to adjudicate the issues raised by the plaintiffs' allegations.  The plaintiffs have appealed the court's ruling to the California Court of Appeal.  PG&E Corporation and the Utility are unable to estimate the amount or range of reasonably possible losses, if any, that may be incurred in connection with this matter if the lower court's ruling is reversed.

Other Legal and Regulatory Contingencies

PG&E Corporation and the Utility are subject to various laws and regulations and, in the normal course of business, are named as parties in a number of claims and lawsuits.  In addition, penalties may be incurred for failure to comply with federal, state, or local laws and regulations.  A provision for a loss contingency is recorded when it is both probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  PG&E Corporation and the Utility evaluate the range of reasonably estimated losses and record a provision based on the lower end of the range, unless an amount within the range is a better estimate than any other amount.  The assessment of whether a loss is probable or a reasonable possibility, and whether the loss or a range of loss is estimable, often involves a series of complex judgments about future events.  Loss contingencies are reviewed quarterly and estimates are adjusted to reflect the impact of all known information, such as negotiations, discovery, settlements and payments, rulings, advice of legal counsel, and other information and events pertaining to a particular matter.  PG&E Corporation's and the Utility's policy is to exclude anticipated legal costs from the provision for loss and expense these costs as incurred.

Accruals for other legal and regulatory contingencies (excluding amounts related to natural gas matters above) totaled $43 million at December 31, 2013 and $34 million at December 31, 2012.  These amounts are included in other current liabilities in the Consolidated Balance Sheets.  The estimated reasonably possible range of loss for these matters in excess of the recorded accrual is not material.  The resolution of these matters is not expected to have a material impact on PG&E Corporation's and the Utility's financial condition, results of operations, or cash flows.

Environmental Remediation Contingencies

The Utility is required to pay for environmental remediation at sites where it has been, or may be, a potentially responsible party under federal and state environmental laws.  These sites include former manufactured gas plant sites, power plant sites, gas gathering sites, sites where natural gas compressor stations are located, and sites used by the Utility for the storage, recycling, or disposal of potentially hazardous substances.  Under federal and California laws, the Utility may be responsible for remediation of hazardous substances even if it did not deposit those substances on the site.

Given the complexities of the legal and regulatory environment and the inherent uncertainties involved in the early stages of a remediation project, the process for estimating remediation liabilities is subjective and requires significant judgment.  The Utility records an environmental remediation liability when the site assessments indicate that remediation is probable and the Utility can reasonably estimate the loss or a range of probable amounts.  The Utility records an environmental remediation liability based on the lower end of the range of estimated probable costs, unless an amount within the range is a better estimate than any other amount.  Amounts recorded are not discounted to their present value.

The following table presents the changes in the environmental remediation liability:

(in millions)
Balance at December 31, 2012	$910
Additional remediation costs accrued:
Transfer to regulatory account for recovery	116
Amounts not recoverable from customers	49
Less: Payments	(175)
Balance at December 31, 2013	$900

The environmental remediation liability is primarily included in non-current liabilities on the Consolidated Balance Sheets and is composed of the following:

	Balance at December 31,
(in millions)	2013	2012
Utility-owned natural gas compressor site near Hinkley, California (1)	$190	$226
Utility-owned natural gas compressor site near Topock, Arizona (1)	264	239
Utility-owned generation facilities (other than for fossil fuel-fired), other facilities, and third-party disposal sites	160	158
Former MGP sites owned by the Utility or third parties	184	181
Fossil fuel-fired generation facilities and sites	102	106
Total environmental remediation liability	$900	$910

      (1) See “Natural Gas Compressor Sites” below.

At December 31, 2013, the Utility expected to recover $579 million of its environmental remediation liability through various ratemaking mechanisms authorized by the CPUC.  One of these mechanisms allows the Utility rate recovery for 90% of its hazardous substance remediation costs for certain approved sites (including the Topock site) without a reasonableness review.  The Utility may incur environmental remediation costs that it does not seek to recover in rates, such as the costs associated with the Hinkley site.

Natural Gas Compressor Sites

The Utility is legally responsible for remediating groundwater contamination caused by hexavalent chromium used in the past at the Utility's natural gas compressor sites near Hinkley, California and Topock, Arizona.  The Utility is also required to take measures to abate the effects of the contamination on the environment.

Hinkley Site

The Utility's remediation and abatement efforts at the Hinkley site are subject to the regulatory authority of the California Regional Water Quality Control Board, Lahontan Region.  On July 17, 2013, the Regional Board certified a final environmental report evaluating the Utility's proposed remedial methods to contain and remediate the underground plume of hexavalent chromium and the potential environmental impacts.  The Regional Board is expected to issue the final project permits and a final clean-up order in phases through 2014 and into 2015.  As the permits and order are issued, the Utility will obtain additional clarity on the total costs associated with the final remedy and related activities. In January 2014, the Regional Board also approved an updated background study plan prepared in consultation with the U.S. Geological Survey, the results of which will define the final cleanup standards. The background study is not expected to be complete until 2018.

The Utility has implemented interim remediation measures to reduce the mass of the chromium plume, monitor and control movement of the plume, and provided replacement water to affected residents.  As of December 31, 2013, approximately 380 residential households located near the plume boundary were covered by the Utility's whole house water replacement program and the majority have opted to accept the Utility's offer to purchase their properties.  The Utility is required to maintain and operate the program for five years or until the State of California has adopted a drinking water standard specifically for hexavalent chromium at which time the program will be evaluated.  The State of California recently proposed draft regulations for hexavalent chromium and is expected to issue a final standard by June 2014.

The Utility's environmental remediation liability at December 31, 2013 reflects the Utility's best estimate of probable future costs associated with its final remediation plan, interim remediation measures, and whole house water program.  Future costs will depend on many factors, including the levels of hexavalent chromium the Utility is required to use as the standard for remediation, the required time period by which those standards must be met, the extent of the chromium plume boundary, and adoption of a final drinking water standard by the State of California.  Future changes in cost estimates and the assumptions on which they are based may have a material impact on future financial condition, results of operations, and cash flows.

Topock Site

The Utility's remediation and abatement efforts at the Topock site are subject to the regulatory authority of the California Department of Toxic Substances Control and the U.S. Department of the Interior.  The California Department of Toxic Substances Control has approved the Utility's final remediation plan to contain and remediate the underground plume of hexavalent chromium, under which the Utility will implement an in-situ groundwater treatment system to convert hexavalent chromium into a non-toxic and non-soluble form of chromium.  The Utility expects to submit its final remedial design plan in 2014 for approval to begin construction of the groundwater treatment system.  The Utility has implemented interim remediation measures, including a system of extraction wells and a treatment plant designed to prevent movement of the chromium plume toward the Colorado River.

The Utility's environmental remediation liability at December 31, 2013 reflects its best estimate of probable future costs associated with its final remediation plan.  Future costs will depend on many factors, including the extent of work to be performed to implement the final groundwater remedy and the Utility's required time frame for remediation.  Future changes in cost estimates and the assumptions on which they are based may have a material impact on future financial condition, results of operations, and cash flows.

Reasonably Possible Environmental Contingencies

Although the Utility has provided for known environmental obligations that are probable and reasonably estimable, the Utility's undiscounted future costs could increase to as much as $1.7 billion (including amounts related to the Hinkley and Topock sites described above) if the extent of contamination or necessary remediation is greater than anticipated or if the other potentially responsible parties are not financially able to contribute to these costs.  The Utility may incur actual costs in the future that are materially different than this estimate and such costs could have a material impact on results of operations during the period in which they are recorded.

Nuclear Insurance

The Utility is a member of NEIL, which is a mutual insurer owned by utilities with nuclear facilities.  NEIL provides insurance coverage for property damages and business interruption losses incurred by the Utility if a nuclear event were to occur at the Utility's two nuclear generating units at Diablo Canyon and the retired Humboldt Bay Unit 3.  NEIL provides property damage and business interruption coverage of up to $3.2 billion per nuclear incident and $2 billion per non-nuclear incident for Diablo Canyon.  Humboldt Bay Unit 3 has up to $131 million of coverage for nuclear and non-nuclear property damages.

NEIL also provides coverage for damages caused by acts of terrorism at nuclear power plants.  Certain acts of terrorism may be “certified” by the Secretary of the Treasury.  If damages are caused by certified acts of terrorism, NEIL can obtain compensation from the federal government and will provide up to its full policy limit of $3.2 billion for each insured loss.  In contrast, NEIL would treat all non-certified terrorist acts occurring within a 12-month period against one or more commercial nuclear power plants insured by NEIL as one event and the owners of the affected plants would share the $3.2 billion policy limit amount.

Under the Price-Anderson Act, public liability claims that arise from nuclear incidents that occur at Diablo Canyon, and that occur during the transportation of material to and from Diablo Canyon are limited to $13.6 billion.  The Utility purchased the maximum available public liability insurance of $375 million for Diablo Canyon.  The balance of the $13.6 billion of liability protection is provided under a loss-sharing program among utilities owning nuclear reactors.  The Utility may be assessed up to $255 million per nuclear incident under this program, with payments in each year limited to a maximum of $38 million per incident.  Both the maximum assessment and the maximum yearly assessment are adjusted for inflation at least every five years.  The next scheduled adjustment is due on or before September 10, 2018.

The Price-Anderson Act does not apply to claims that arise from nuclear incidents that occur during shipping of nuclear material from the nuclear fuel enricher to a fuel fabricator or that occur at the fuel fabricator's facility.  The Utility has a separate policy that provides coverage for claims arising from some of these incidents up to a maximum of $375 million per incident.  In addition, the Utility has $53 million of liability insurance for Humboldt Bay Unit 3 and has a $500 million indemnification from the NRC for public liability arising from nuclear incidents, covering liabilities in excess of the liability insurance.
Commitments

Third-Party Power Purchase Agreements

As part of the ordinary course of business, the Utility enters into various agreements to purchase power and electric capacity.  The price of purchased power may be fixed or variable.  Variable pricing is generally based on the current market price of either natural gas or electricity at the date of delivery.  The costs incurred for all power purchases and electric capacity were as follows:

(in millions)	2013	2012	2011
Qualifying facilities (1)	$813	$779	$1,069
Renewable energy contracts	1,281	815	622
Other power purchase agreements	902	661	690

(1) Costs incurred include $271, $286, and $297 attributable to renewable energy contracts with qualifying facilities at December 31, 2013, 2012, and 2011, respectively.

Qualifying Facility Power Purchase Agreement - The Utility has entered into agreements to purchase energy and capacity with independent power producers that own generation facilities that meet the definition of a QF under federal law.  As of December 31, 2013, the Utility had agreements with 170 QFs that are in operation, which expire at various dates between 2014 and 2028.

Renewable Energy Power Purchase Agreements - The Utility is required to gradually increase the amount of renewable energy that it delivers to its customers in order to comply with California's renewable portfolio standard requirement.  The Utility has entered into various contracts to purchase renewable energy to help meet the renewable portfolio standard requirement.  The Utility's obligations under a significant portion of these agreements are contingent on the third party's construction of new generation facilities.  The Utility's commitments for energy payments under these renewable energy agreements are expected to grow significantly.

Other Power Purchase Agreements - The Utility has entered into several power purchase agreements for conventional generation resources, which include tolling agreements and resource adequacy agreements.  The Utility's obligation under a portion of these agreements is contingent on the third parties' development of new generation facilities to provide capacity and energy products to the Utility.  The Utility also has agreements with various irrigation districts and water agencies to purchase hydroelectric power.

At December 31, 2013, the undiscounted future expected obligations under power purchase agreements that have been approved by the CPUC and have met specified construction milestones were as follows:

		Renewable
(in millions)	Qualifying Facility	(Other than QFs)	Other	Total Payments
2014	$913	$1,906	$829	$3,648
2015	707	2,102	770	3,579
2016	587	2,109	722	3,418
2017	450	2,104	684	3,238
2018	406	1,962	640	3,008
Thereafter	1,614	30,242	2,984	34,840
Total	$4,677	$40,425	$6,629	$51,731

The following table shows the future fixed capacity payments due under QF agreements that are treated as capital leases.    (These amounts are also included in the table above.)  These payments are discounted to their present value in the table below using the Utility's incremental borrowing rate at the inception of the leases. These capital lease QF agreements expire between April 2014 and September 2021.  The amount of this discount is shown in the table below as the amount representing interest.

(in millions)
2014	$27
2015	24
2016	22
2017	18
2018	12
Thereafter	8
Total fixed capacity payments	111
Less: amount representing interest	14
Present value of fixed capacity payments	$97

Minimum lease payments associated wit            h the lease obligations are included in the Utility's cost of electricity.  The timing of the recognition of the lease expense conforms to the ratemaking treatment for the Utility's recovery of the cost of electricity.

The present value of the fixed capacity payments due under these agreements is recorded on the Consolidated Balance Sheets.  At December 31, 2013 and 2012, current liabilities - other included $23 million and $29 million, respectively, and noncurrent liabilities - other included $74 million and $96 million, respectively.  The corresponding assets at December 31, 2013 and 2012 of $97 million and $125 million including accumulated amortization of $176 million and $148 million, respectively are included in property, plant, and equipment on the Consolidated Balance Sheets.

Natural Gas Supply, Transportation, and Storage Commitments

The Utility purchases natural gas directly from producers and marketers in both Canada and the United States to serve its core customers and to fuel its owned-generation facilities.  The Utility also contracts for natural gas transportation from the points at which the Utility takes delivery (typically in Canada, the US Rocky Mountain supply area, and the southwestern United States) to the points at which the Utility's natural gas transportation system begins.  In addition, the Utility has contracted for natural gas storage services in northern California in order to more reliably meet customers' loads.

At December 31, 2013, the Utility's undiscounted future expected payment obligations for natural gas supplies, transportation and storage were as follows:

(in millions)
2014	$727
2015	198
2016	150
2017	108
2018	108
Thereafter	756
Total	$2,047

Costs incurred for natural gas purchases, natural gas transportation services, and natural gas storage, which include contracts less than 1 year, amounted to $1.6 billion in 2013, $1.3 billion in 2012, and $1.8 billion in 2011.

Nuclear Fuel Agreements

The Utility has entered into several purchase agreements for nuclear fuel.  These agreements have remaining terms ranging from one to 12 years and are intended to ensure long-term nuclear fuel supply.  The contracts for uranium and for conversion and enrichment services provide for 100% coverage of reactor requirements through 2020, while contracts for fuel fabrication services provide for 100% coverage of reactor requirements through 2017.  The Utility relies on a number of international producers of nuclear fuel in order to diversify its sources and provide security of supply.  Pricing terms are also diversified, ranging from market-based prices to base prices that are escalated using published indices.

At December 31, 2013, the undiscounted future expected payment obligations for nuclear fuel were as follows:

(in millions)
2014	$145
2015	162
2016	146
2017	148
2018	132
Thereafter	647
Total	$1,380

Payments for nuclear fuel amounted to $162 million in 2013, $118 million in 2012, and $77 million in 2011.

Other Commitments

PG&E Corporation and the Utility have other commitments relating to operating leases.  At December 31, 2013, the future minimum payments related to these commitments were as follows:

(in millions)
2014	$42
2015	37
2016	34
2017	27
2018	24
Thereafter	193
Total	$357

Payments for other commitments relating to operating leases amounted to $40 million in 2013, $32 million in 2012, and $27 million in 2011.  PG&E Corporation and the Utility had operating leases on office facilities expiring at various dates from 2014 to 2023.  Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from 2% to 5%. The rentals payable under these leases may increase by a fixed amount each year, a percentage of increase over base year, or the consumer price index.  Most leases contain extension options ranging between one and five years.